March 12, 2015

DREYFUS PREMIER INVESTMENTS FUNDS, INC.

- Dreyfus Diversified International Fund

Supplement to Summary and Statutory Prospectuses

dated February 27, 2015

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).

Keith Stransky and Jeffrey M. Mortimer are the funds co-primary portfolio managers.  Mr. Stransky has managed the fund since July 2009 and Mr. Mortimer has served as co-primary portfolio manager since March 2015.  Mr. Stransky is the Chief Investment Officer (Traditional) and a senior portfolio manager for EACM Advisors LLC, an affiliate of Dreyfus, where he has been employed since 1983.  Mr. Mortimer is Director of Investment Strategy for BNY Mellon Wealth Management and has been employed by BNY Mellon since June 2012 and by Dreyfus since March 2013.  Prior to joining BNY Mellon, Mr. Mortimer was a partner at Bainco International Investors from September 2010 to May 2012.  He also held various positions in financial management with Charles Schwab Investment Management from October 1997 to July 2010.

The following information supersedes and replaces the third paragraph in "Fund Details – Management" in the statutory prospectus:

Keith Stransky and Jeffrey M. Mortimer are the funds co-primary portfolio managers.  Mr. Stransky has managed the fund since July 2009 and Mr. Mortimer has served as co-primary portfolio manager since March 2015.  Mr. Stransky is the Chief Investment Officer (Traditional) and a senior portfolio manager for EACM Advisors LLC, an affiliate of Dreyfus, where he has been employed since 1983.  Mr. Mortimer is Director of Investment Strategy for BNY Mellon Wealth Management and has been employed by BNY Mellon since June 2012 and by Dreyfus since March 2013.  Prior to joining BNY Mellon, Mr. Mortimer was a partner at Bainco International Investors from September 2010 to May 2012.  He also held various positions in financial management with Charles Schwab Investment Management from October 1997 to July 2010.  Both Messrs. Stransky and Mortimer each of whom serves as co-primary portfolio manager of the fund and both of whom are jointly and primarily responsible for managing the fund's portfolio.

6209STK0315

March 12, 2015

DREYFUS PREMIER INVESTMENT FUNDS, INC.

Dreyfus Diversified International Fund

Dreyfus Large Cap Equity Fund

Supplement to Statement of Additional Information dated

April 1, 2014, as revised or amended, May 1, 2014, July 1, 2014, October 1, 2014, November 26, 2014, January 1, 2015 and February 27, 2015

The following information supplements the portfolio manager information contained in the section of the Statement of Additional Information entitled “Certain Portfolio Manager Information”:

The following table lists the funds' portfolio managers, if any, who are in addition to the primary portfolio managers listed in the prospectus.  See the prospectus for a list of, and certain other information regarding, the primary portfolio manager(s) for your fund.

Fund	Additional Portfolio Managers

DLCE	Luis P. Rhi

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage. If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, unless otherwise indicated.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

Jeffrey Mortimer[1]	4	$1.96 B	None	n/a	None	n/a

1                  Because Mr. Mortimer became a primary portfolio manager of Dreyfus Diversified International Fund as of March 12, 2015, his information is as of February 27, 2015.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.  If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, unless otherwise indicated.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts

Jeffrey Mortimer[1]	None	None	None

1                      Because Mr. Mortimer became a primary portfolio manager of Dreyfus Diversified International Fund as of March 12, 2015, his information is as of February 27, 2015.

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, unless otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Jeffrey Mortimer[1]	DDI	None

1                 Because Mr. Mortimer became a primary portfolio manager of Dreyfus Diversified International Fund as of March 12, 2015, his information is as of February 27, 2015.

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